As filed with the Securities and Exchange Commission on May 1, 2001

                                                      REGISTRATION NO. 333-65823
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                          ----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1


                                       TO

                                    FORM S-6
                          ----------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                          ----------------------------
                     PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                             (EXACT NAME OF TRUST)

                         PHL VARIABLE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)
                          ----------------------------
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             DONA D. YOUNG, ESQUIRE

                                   PRESIDENT
                         PHL VARIABLE INSURANCE COMPANY

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                          ----------------------------


                                    COPY TO:
                            SUSAN E. SCHECHTER, ESQ.
                                    COUNSEL
                         PHL VARIABLE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                          ----------------------------

      It is proposed that this filing will become effective:
      [x] immediately upon filing pursuant to Paragraph (b) of Rule 485;
      [ ] on May 1, 2001 pursuant to Paragraph (b) of Rule 485;
      [ ] 60 days after filing pursuant to Paragraph (a)(1) of Rule 485;
      [ ] on ________ pursuant to Paragraph (a)(1) of Rule 485.

                                ----------------
================================================================================

                                                            FLEX EDGE SUCCESS(R)

                                                         VARIABLE UNIVERSAL LIFE
                                                                INSURANCE POLICY



                                                                       Issued by



                                                  PHL VARIABLE INSURANCE COMPANY


                                                       PHLVIC VARIABLE UNIVERSAL
                                                                    LIFE ACCOUNT






IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171





PROSPECTUS                                                           MAY 1, 2001


    This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection.


    You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the PHLVIC Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX SERIES FUND
-----------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq 100-Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Nifty Fifty Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series(1) [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Equity Income Series
   [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series
   [diamond] Phoenix-Morgan Stanley Focus Equity Series [diamond] Phoenix-Oakhurst Balanced Series
   [diamond] Phoenix-Oakhurst Growth and Income Series
   [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Value Fund

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------
   [diamond] EAFE(R) Equity Index Fund

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------
   [diamond] Mutual Shares Securities Fund -- Class 2
   [diamond] Templeton Asset Strategy Fund -- Class 2
   [diamond] Templeton Developing Markets Securities Fund -- Class 2 [diamond] Templeton Growth Securities Fund -- Class 2
   [diamond] Templeton International Securities Fund -- Class 2

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Small Cap

(1) This series is no longer available for new investments. Payment allocations can be made only if you elected this investment option prior to February 16, 2001.

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.


The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has neither approved nor disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that you should know before investing.

Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                  Page
-------------------------------------------------------------

SUMMARY ..............................................      4
PHL VARIABLE AND THE ACCOUNT..........................     10
   PHL Variable ......................................     10
   The Account .......................................     10
THE POLICY ...........................................     10
   Introduction ......................................     10
   Eligible Purchasers ...............................     10
   Flexible Premiums .................................     10
   Allocation of Issue Premium .......................     11
   Free Look Period ..................................     11
   Temporary Insurance Coverage ......................     12
   Transfer of Policy Value ..........................     12
     Systematic Transfer Program......................     12
     Nonsystematic Transfers .........................     12
   Determination of Subaccount Values ................     13
   Death Benefit .....................................     13
   Surrenders ........................................     14
   Policy Loans ......................................     15
   Lapse .............................................     16
   Payment of Premiums During Period of
     Disability ......................................     16
   Additional Insurance Options ......................     16
   Additional Rider Benefits .........................     16
INVESTMENTS OF THE ACCOUNT ...........................     17
   Participating Investment Funds.....................     17
   Investment Advisors................................     21
   Services of the Advisors ..........................     22
   Reinvestment and Redemption .......................     22
   Substitution of Investments .......................     22
   The Guaranteed Interest Account....................     22
CHARGES AND DEDUCTIONS ...............................     23
   General............................................     23
   Charges Deducted Once .............................     23
     Premium Tax Charge ..............................     23
     Federal Tax Charge...............................     23
   Periodic Charges...................................     23
   Conditional Charges................................     24
   Investment Management Charge.......................     25
   Other Taxes .......................................     25
GENERAL PROVISIONS ...................................     25
   Postponement of Payments ..........................     25
   Payment by Check ..................................     25
   The Contract ......................................     25
   Suicide ...........................................     25
   Incontestability ..................................     25
   Change of Owner or Beneficiary ....................     26
   Assignment ........................................     26
   Misstatement of Age or Sex ........................     26
   Surplus............................................     26
PAYMENT OF PROCEEDS ..................................     26
   Surrender and Death Benefit Proceeds ..............     26
   Payment Options ...................................     26
FEDERAL INCOME TAX CONSIDERATIONS ....................     27
   Introduction ......................................     27
   PHL Variable's Income Tax Status ..................     27
   Policy Benefits ...................................     27
   Business-Owned Policies............................     28
   Modified Endowment Contracts ......................     28
   Limitations on Unreasonable Mortality
     and Expense Charges .............................     29
   Qualified Plans ...................................     29
   Diversification Standards .........................     29
   Change of Ownership or Insured or Assignment ......     30
   Other Taxes .......................................     30
VOTING RIGHTS ........................................     30
   PHL Variable.......................................     30
THE DIRECTORS AND EXECUTIVE OFFICERS
   OF PHL VARIABLE....................................     30
SAFEKEEPING OF THE ACCOUNT'S ASSETS ..................     31
SALES OF POLICIES ....................................     31
STATE REGULATION .....................................     31
REPORTS ..............................................     31
LEGAL PROCEEDINGS ....................................     31
LEGAL MATTERS ........................................     31
REGISTRATION STATEMENT ...............................     32
FINANCIAL STATEMENTS .................................     32
PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT................   SA-1
PHL VARIABLE INSURANCE COMPANY FINANCIAL
   STATEMENTS DECEMBER 31, 2000.......................    F-1
APPENDIX A - PERFORMANCE HISTORY......................    A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS ...............    B-1




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SUMMARY
--------------------------------------------------------------------------------

    This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS

    The only premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE


    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the GIA as you will have instructed us.

    You may make transfers into the Guaranteed Interest Account and among the subaccounts at anytime. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account" and under "Transfer of Policy Value."


    The policy value varies with the investment performance of the funds and is not guaranteed.


    The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.


LOANS AND SURRENDERS

[diamond] Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond] You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

 [diamond] Both a fixed and variable benefit is available under the policy.
           o The fixed benefit is equal to the policy's face amount (Option 1)
           o The variable benefit equals the face amount plus the policy value (Option 2)
 [diamond] After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $25,000.
 [diamond] The death benefit is payable when the insured dies. See "Death
           Benefit."

DEATH BENEFIT GUARANTEE

    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS

    The following additional benefits are available by rider:

[diamond] Disability Waiver of Specified Premium

[diamond] Accidental Death Benefit

[diamond] Death Benefit Protection

[diamond] Whole Life Exchange Option

[diamond] Purchase Protection Plan

[diamond] Living Benefits Option

[diamond] Cash Value Accumulation

[diamond] Child Term

[diamond] Family Term

[diamond] Business Term

    Availability of these riders depends upon state approval and may involve an extra cost.

CHARGES UNDER THE POLICY

    We deduct certain charges from your policy to compensate us for:


[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing insurance benefits under your policy; and

[diamond] assuming certain risks in connection with the policy. These charges are summarized in Chart 1.


DEDUCTIONS FROM PREMIUMS

    Before we allocate your premium to the subaccounts or the Guaranteed Interest Account, we deduct a sales charge, a state premium tax and a federal tax to cover the estimated cost to us for deferred acquisition costs.

SALES CHARGE

    We deduct a sales charge from your premium for the costs we incur in the sales and distribution of the policies.

STATE PREMIUM TAX CHARGE

    States assess premium taxes at various rates. We deduct the applicable state rate from each premium to cover the cost of the premium taxes assessed against us by the state.

    We may increase or decrease this charge if there is a change in the tax or change of residence.

FEDERAL TAX CHARGE

    This tax is associated with our federal tax liability under Internal Revenue Code Section 848.

POLICY VALUE CHARGES

    On each monthly calculation day, we deduct the following charges from your policy value:

    1. administrative charge,

    2. cost of insurance charge,

    3. mortality and expense risk fee and

    4. a charge for the cost of riders if applicable.

    The amount deducted is allocated among the subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you. You initially select this schedule in your application.

1.  ISSUE EXPENSE CHARGE


    Deducted in the first policy year only and payable in 12 monthly installments.


2.  ADMINISTRATIVE CHARGE

    We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration of services such as billing and collections, monthly processing, updating daily values, producing confirmations and periodic statements, and communicating with policyholders.

3.  COST OF INSURANCE CHARGE

    We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. This charge is based on:


[diamond] insured's gender;

[diamond] insured's age at issue;


[diamond] policy year in which we make the deduction;


[diamond] insured's tobacco use classification;


[diamond] rating class of the policy; and

[diamond] underwriting classification of the case.

    To determine the monthly cost of insurance, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time.

4.  MORTALITY AND EXPENSE RISK CHARGE

    We charge the subaccounts for the mortality and expense risks we assume. This charge is deducted from the value of each subaccount's assets attributable to the policies.

    The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

    The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated.

    If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

5.  RIDER CHARGE

    We will deduct any applicable monthly rider charges for the additional benefit provided to you by the rider.

FUND CHARGES


    Refer to Chart 2 for a listing of fund charges.


OTHER CHARGES

PARTIAL SURRENDER FEE

    We reserve the right to deduct a charge from each withdrawal.

SURRENDER CHARGE

    Applied on full surrenders for cash value or if the policy lapses. No charge after 10 complete policy years.

ADDITIONAL INFORMATION

CANCELLATION RIGHT


    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] within 10 days after you receive the policy, or


[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or


[diamond] within 45 days of completing the application, whichever is latest.


    See "Free Look Period."

RISK OF LAPSE


    The policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS


    Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income taxes until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.


VARIATIONS


    The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.

                        CHART 1                                            CHARGES UNDER THE POLICY

---------------------------------------------------------------------------------------------------------------------------------
                  CHARGES                                     CURRENT RATE                           GUARANTEED RATE
---------------------------------------------------------------------------------------------------------------------------------

DEDUCTIONS FROM         STATE PREMIUM TAX         2.25% of each premium
PREMIUMS

                        ------------------------- -------------------------------------------------------------------------------

                        FEDERAL TAX CHARGE        1.5% of each premium

----------------------- ------------------------- --------------------------------------- ---------------------------------------

POLICY VALUE            ISSUE EXPENSE             $1.50 per $1,000 of face amount paid    Not to exceed $600
CHARGES                 CHARGE                    in the first 12 policy months

                        ------------------------- --------------------------------------- ---------------------------------------

                        ADMINISTRATIVE CHARGE     $5 per month ($60 annually)             $10 per month ($120 annually)

                        ------------------------- --------------------------------------- ---------------------------------------

                        COST OF INSURANCE CHARGE  A per thousand rate multiplied by the   The maximum monthly cost of insurance
                                                  amount at risk each month. This         charge for each $1,000 of insurance
                                                  charge varies by the Insured's issue    is shown on your policy's schedule
                                                  age, policy duration, gender and        pages.
                                                  underwriting class.

                        ------------------------- --------------------------------------- ---------------------------------------

                        MORTALITY AND EXPENSE     0.80% annually in policy years 1-15
                        RISK CHARGE
                                                  0.25% annually in policy years 16+

                        ------------------------- -------------------------------------------------------------------------------

                        FUND CHARGES              See Fund Charge Table


----------------------- ------------------------- --------------------------------------- ---------------------------------------

OTHER CHARGES           PARTIAL SURRENDER FEE     2.0% of the amount withdrawn            Not greater than $25

                        ------------------------- --------------------------------------- ---------------------------------------

                        TRANSFERS BETWEEN         None                                    $10 per transfer after the first 2
                        SUBACCOUNTS                                                       transfers in any given policy year

                        ------------------------- --------------------------------------- ---------------------------------------

                        LOAN INTEREST RATE        The rates in effect before the Insured reaches age 65 in all states except
                        CHARGED                   New Jersey are:
                                                      Policy year 1 - 10:         4%
                                                      Policy year 11 - 15:        3%
                                                      Policy year 16+:           2 1/2%
                                                  The rates in effect before the Insured reaches age 65 in New Jersey are:
                                                      Policy year 1 - 10:         6%
                                                      Policy year 11 - 15:        5%
                                                      Policy year 16+:           4 1/2%

                        ------------------------- -------------------------------------------------------------------------------

                        SURRENDER CHARGE          Policy years 1-2: The lesser of:
                                                    o  28.5% of premiums paid through limit stated in the policy; plus
                                                    o  8.5% of premiums in excess of the limit through twice the stated
                                                       policy limit; plus
                                                    o  7.5% of premiums paid in excess of twice the stated policy limit;
                                                       plus
                                                    o  $5 per $1000 of face amount; OR
                                                    o  the amount shown in your policy's Surrender Charge Schedule.
                                                  Policy years 2-10: the amount shown in your policy's Surrender Charge
                                                  Schedule.
                                                  Policy years 11+: no surrender charge.

---------------------------------------------------------------------------------------------------------------------------------


CHART 2

FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/00)

------------------------------------------------------------------------------------------------------------------------------------
                                                                          OTHER                           OTHER
                                                                        OPERATING     TOTAL ANNUAL     OPERATING     TOTAL ANNUAL
                                                  INVESTMENT   RULE      EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                  MANAGEMENT   12b-1      BEFORE         BEFORE          AFTER          AFTER
                     SERIES                          FEE       FEES   REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT(5)
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International(4)                   0.75%      N/A        0.27%           1.02%          0.27%          1.02%
Phoenix-Aberdeen New Asia(3)                        1.00%      N/A        1.41%           2.41%          0.25%          1.25%
Phoenix-Deutsche Dow 30(2)                          0.35%      N/A        1.25%           1.60%          0.15%          0.50%
Phoenix-Deutsche Nasdaq-100 Index(R)(2,6)           0.35%      N/A        3.58%           3.93%          0.15%          0.50%
Phoenix-Duff & Phelps Real Estate Securities(3)     0.75%      N/A        0.57%           1.32%          0.25%          1.00%
Phoenix-Engemann Capital Growth(2)                  0.62%      N/A        0.06%           0.68%          0.06%          0.68%
Phoenix-Engemann Nifty Fifty(2)                     0.90%      N/A        0.29%           1.19%          0.15%          1.05%
Phoenix-Engemann Small & Mid-Cap Growth(3,6)        0.90%      N/A        3.03%           3.93%          0.25%          1.15%
Phoenix-Federated U.S. Government Bond(2)           0.60%      N/A        1.92%           2.52%          0.15%          0.75%
Phoenix-Goodwin Money Market(2)                     0.40%      N/A        0.18%           0.58%          0.15%          0.55%
Phoenix-Goodwin Multi-Sector Fixed Income(2)        0.50%      N/A        0.19%           0.69%          0.15%          0.65%
Phoenix-Hollister Value Equity(2)                   0.70%      N/A        0.63%           1.33%          0.15%          0.85%
Phoenix-J.P. Morgan Research Enhanced Index(1)      0.45%      N/A        0.24%           0.69%          0.10%          0.55%
Phoenix-Janus Equity Income(2)                      0.85%      N/A        1.69%           2.54%          0.15%          1.00%
Phoenix-Janus Flexible Income(2)                    0.80%      N/A        1.67%           2.47%          0.15%          0.95%
Phoenix-Janus Growth(2)                             0.85%      N/A        0.39%           1.24%          0.15%          1.00%
Phoenix-Morgan Stanley Focus Equity(2)              0.85%      N/A        2.05%           2.90%          0.15%          1.00%
Phoenix-Oakhurst Balanced(2)                        0.55%      N/A        0.15%           0.70%          0.15%          0.70%
Phoenix-Oakhurst Growth & Income(2)                 0.70%      N/A        0.24%           0.94%          0.15%          0.85%
Phoenix-Oakhurst Strategic Allocation(2)            0.58%      N/A        0.12%           0.70%          0.12%          0.70%
Phoenix-Sanford Bernstein Global Value(2,6)         0.90%      N/A        4.51%           5.41%          0.15%          1.05%
Phoenix-Sanford Bernstein Mid-Cap Value(2)          1.05%      N/A        1.34%           2.39%          0.15%          1.20%
Phoenix-Sanford Bernstein Small-Cap Value(2,6)      1.05%      N/A       12.47%          13.52%          0.15%          1.20%
Phoenix-Seneca Mid-Cap Growth(3)                    0.80%      N/A        0.39%           1.19%          0.25%          1.05%
Phoenix-Seneca Strategic Theme(3)                   0.75%      N/A        0.17%           0.92%          0.17%          0.92%
------------------------------------------------------------------------------------------------------------------------------------

(1) This series pays a portion or all of its expenses other than the management fee up to .10%.
(2) This series pays a portion or all of its expenses other than the management fee up to .25%.
(3) This series pays a portion or all of its expenses other than the management fee up to .25%.
(4) This series pays a portion or all of its expenses other than the management fee up to .40%.
(5) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(6) This series has been in existence for less than 1 year; therefore, the expense number has been annualized and may include start-up expenses.


CHART 2

FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/00) (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                          OTHER                           OTHER
                                                                        OPERATING     TOTAL ANNUAL     OPERATING     TOTAL ANNUAL
                                                  INVESTMENT   RULE      EXPENSES     FUND EXPENSES     EXPENSES    FUND EXPENSES
                                                  MANAGEMENT   12b-1      BEFORE         BEFORE          AFTER          AFTER
                     SERIES                          FEE      FEES(6) REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT(5)
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                  0.61%       N/A        0.21%           0.82%          0.21%          0.82%
AIM V.I. Value Fund                                 0.61%       N/A        0.23%           0.84%          0.23%          0.84%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio(7)         .85%       N/A        0.05%           0.90%          0.05%          0.90%

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                            .45%       N/A        0.47%           0.92%          0.20%          0.65%

FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II     .60%       N/A        0.24%           0.84%          0.24%          0.84%
Federated High Income Bond Fund II                   .60%       N/A        0.16%           0.76%          0.16%          0.76%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                          .57%      0.10%       0.09%           0.76%          0.09%          0.76%(8)
VIP Growth Opportunities Portfolio                   .58%      0.10%       0.11%           0.79%          0.11%          0.79%(8)
VIP Growth Portfolio                                 .57%      0.10%       0.09%           0.76%          0.09%          0.76%(8)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund--Class 2               .60%      0.25%       0.20%           1.05%          0.20%          1.05%
Templeton Asset Strategy Fund--Class 2               .60%      0.25%       0.22%           1.07%          0.22%          1.07%
Templeton Developing Markets Securities Fund--      1.25%      0.25%       0.31%           1.81%          0.31%          1.81%
   Class 2
Templeton Growth Securities Fund--Class 2            .81%      0.25%       0.06%           1.12%          0.06%          1.12%
Templeton International Securities Fund--Class 2     .67%      0.25%       0.20%           1.12%          0.20%          1.12%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                 .80%(9)    N/A        0.56%           1.36%          0.56%          1.15%(9)

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty(1)                             1.00%       N/A        0.68%           1.68%          0.45%          1.45%
Wanger International Small Cap(3)                   1.20%       N/A        0.21%           1.41%          0.21%          1.41%
Wanger Twenty(4)                                     .95%       N/A        0.60%           1.55%          0.40%          1.35%
Wanger U.S. Small Cap(2)                             .95%       N/A        0.05%           1.00%          0.05%          1.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) This series pays a portion or all of its expenses other than the management fee up to .45%.
(2) This series pays a portion or all of its expenses other than the management fee up to .50%.
(3) This series pays a portion or all of its expenses other than the management fee up to .60%.
(4) This series pays a portion or all of its expenses other than the management fee up to .40%.
(5) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(6) The fund's Rule 12b-1 Plan, if applicable, is described in the fund's prospectus.
(7) Included in "Other Expenses" is .01% of interest expense.
(8) Actual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the fund prospectus for details.
(9) The advisor has agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%. For the year ended December 31, 2000, the investment management fee was reduced to .59%.

PHL VARIABLE AND THE ACCOUNT

--------------------------------------------------------------------------------

PHL VARIABLE


    PHL Variable is a wholly-owned indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"). Its executive office is located at One American Row, Hartford, Connecticut, and its main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut. PHL Variable is a Connecticut stock company formed on April 24, 1981. We offer flexible premium variable universal life policies, term life insurance policies and variable annuities through our own field force of agents and through brokers.

THE ACCOUNT

    On September 10, 1998, PHL Variable established the Account, a separate account created under the insurance laws of Connecticut. The Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision of the management or investment practices or policies of the Account or PHL Variable.

    Under Connecticut law, all income, gains or losses of the Account, whether realized or not, must be credited to or charged against the amounts placed in the Account without regard to the other income, gains and losses of PHL Variable. The assets of these accounts may not be charged with liabilities arising out of any other business that PHL Variable may conduct. Obligations under the Policies are obligations of PHL Variable.

    Contributions to the Guaranteed Interest Account are not invested in the Account; rather, they become part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Account. For more complete information concerning the Guaranteed Interest Account, see "The Guaranteed Interest Account."

    The Account is divided into subaccounts, each of which is available for allocation of Policy Value. In the future, if we determine that marketing needs and investment conditions warrant, we may establish additional subaccounts, which will be made available to existing policyowners to the extent and on a basis determined by us. Each subaccount will invest solely in shares of the funds allocable to one of the available series, each having the specified investment objective set forth under "Investments of the Account--Participating Investment Funds."

    PHL Variable does not guarantee the investment performance of the Account or any of its subaccounts. The Policy Value allocated to the Account depends on the investment performance of the fund. Thus, the policyowner bears the full investment risk for all monies invested in the Account.



THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION


    The policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of the funds. The policy value varies according to the investment performance of the series to which premiums have been allocated.


ELIGIBLE PURCHASERS


    Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.


FLEXIBLE PREMIUMS

    The issue premium required depends on a number of factors, such as:


[diamond] age of proposed insured;

[diamond] sex of proposed insured;


[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums

    The minimum issue premium for a policy is generally 1/6 of the planned annual premium and is due on the policy date. The Insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by applicable state premium tax and by 1.50% for federal tax charges. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to PHL Variable upon policy lapse or termination.


    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

    The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.


    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under certain conditions during a period of total disability of the Insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force.


    The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, the policyowner will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available subaccounts or the Guaranteed Interest Account. Your monthly payment will be invested according to your most recent instructions on file at VULA.


    Policies sold to officers, directors and employees of PHL Variable (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of PHL Variable (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM


    We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market Subaccount of the Account and, at the expiration of the right to cancel period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.


FREE LOOK PERIOD


    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy by mailing it to us:


[diamond] within 10 days after you receive it (or longer in some states); or


[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application.


    We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

(1) the current policy value less any unpaid loans and loan interest; plus

(2) any monthly deductions, partial surrender fees and other charges made under the policy.

    For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unrepaid loans and loan interest and less any partial surrender amounts paid.

    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE

    On the date the application for a policy is signed and submitted with the issue premium, we issue a temporary insurance receipt. Under the temporary insurance receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM


    You may elect to transfer funds automatically among the subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. You must have an initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount"), and, if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Systematic Transfer Program, policyowners may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.


    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VULA at 800/541-0171 to begin a new Systematic Transfer Program.


    All transfers under the Systematic Transfer Program will be made on the basis of the Guaranteed Interest Account and subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.


NONSYSTEMATIC TRANSFERS


    Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. PHL Variable and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for PHL Variable, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that PHL Variable and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, PHL Variable and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you bear the risk of loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.


    Although currently there is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.

    We reserve the right to refuse to transfer amounts less than $500 unless:


[diamond] the entire balance in the subaccount or the Guaranteed Interest
          Account is being transferred; or


[diamond] the transfer is part of the Systematic Transfer Program.


    We also reserve the right to prohibit a transfer to any subaccount of the Account if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would be less than $500 immediately after the transfer.

    You may make only 1 transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless:

(1) the transfer(s) are made as part of a Systematic Transfer Program, or

(2) we agree to make an exception to this rule.


    The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the Guaranteed Interest Account out of the Guaranteed Interest Account to 1 or more of the subaccounts over a consecutive 4-year period according to the following schedule:


[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of the remaining value

[diamond] Year Three:     50% of the remaining value

[diamond] Year Four:      100% of the remaining value


    A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

    Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts in which you may invest to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


    Because excessive exchanges between subaccounts can hurt fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and PHL Variable have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES


    We establish the unit value of each subaccount of the Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.


    The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    ---------
       (C)

(A)= the value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period;

(B)= the amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period;

(C)= the value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date;

(D)= the sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL


    The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

    Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION

    A guaranteed death benefit rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

LIVING BENEFITS OPTION


    In the event of a terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the policy after any such accelerated benefit payment is $10,000.


REQUESTS FOR INCREASE IN FACE AMOUNT

    Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the Insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Free Look Period (see "The Policy--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Material Change Rules."

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT
ON DEATH BENEFIT

    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT

    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

SURRENDERS

GENERAL

    At any time during the lifetime of the Insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.


    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."


FULL SURRENDERS

    If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS

    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.


    Upon a partial surrender, the policy value will be reduced by the sum of the following:


[diamond]  The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]  The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]  A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.


    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS

    Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.


    The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

    Debt may be repaid at any time during the lifetime of the Insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.


    Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

    In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another PHL Variable policy.

[diamond] In all states except New Jersey, the rates in effect before the
          Insured reaches age 65 will be:
          o   Policy years 1-10:                       4%
          o   Policy years 11-15:                      3%
          o   Policy years 16 and thereafter:      2 1/2%

[diamond] In New Jersey only, the rates in effect before the Insured reaches age 65 will be:
          o   Policy years 1-10                        6%
          o   Policy years 11-15:                      5%
          o   Policy years 16 and thereafter:      4 1/2%

    You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the unloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.


LAPSE


    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day during the first 3 policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to three times the required monthly deduction. However, during the first five policy years or until the cash surrender value becomes positive for the first time, the policy will not lapse as long as all premiums planned at issue have been paid.

    During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY


    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the policy under certain conditions during a period of total disability of the insured. Under its terms, the specified premium will be waived upon our receipt of proof that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.


ADDITIONAL INSURANCE OPTIONS


    While the policy is in force and the insured is insurable, the policyowner will have the option to purchase additional insurance on the same insured with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the Insured's new attained age and any change in risk classification. However, if elected on the application, the policyowner may, at predetermined future dates, purchase additional insurance protection on the same Insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."


    In addition, once each policy year you may request an increase in face amount. This request should be made within 90 days prior to the policy anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Free Look Period as described in "The Policy" section of this prospectus applies to each increase in face amount.

ADDITIONAL RIDER BENEFITS

    You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).


[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least six months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday

          (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force.


[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the Insured's 75th birthday, if:
          o the Insured dies from bodily injury that results from an accident;
            and
          o the Insured dies no later than 90 days after injury.

[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be 20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

          1) death benefit guaranteed until the later of the policy anniversary nearest the Insured's 70th birthday or policy year 7;

          2) death benefit guaranteed until the later of the policy anniversary nearest the Insured's 80th birthday or policy year 10;

          3) death benefit guaranteed until the later of the policy anniversary nearest the Insured's 95th birthday.

          Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond] CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

[diamond] CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the Insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

[diamond] FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the Insured or members of the Insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each Insured to either a fixed benefit or variable policy.

[diamond] BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the Insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 6 times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance markets.


INVESTMENTS OF THE ACCOUNT

--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND


The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

PHOENIX-ABERDEEN INTERNATIONAL SERIES: the investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The series provides a means for investors to invest a portion of their assets outside the United States.

PHOENIX-ABERDEEN NEW ASIA SERIES: the series seeks long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

PHOENIX-DEUTSCHE DOW 30 SERIES: the series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: this non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) ("Index") before fund expenses. The series is "passively" managed (it invests in the same companies in the same proportions as the Index). The series may invest in equity equivalents in an attempt to improve cash flow and reduce transaction costs, while replicating investments in the Index.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: the investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: the investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The series invests principally in common stocks of corporations believed by management to offer growth potential.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES: the investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities that offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: the series seeks to achieve its objective of long-term growth of capital by normally investing at least 65% of assets in equities of "small-cap" and "mid-cap" companies (market capitalization under $1.5 billion). Expected emphasis will be on investments in common stocks of U.S. corporations that have rapidly growing earnings per share. Stocks are generally sold when characteristics such as growth rate, competitive advantage, or price, render the stock unattractive. The advisor may change the asset allocation or temporarily take up a defensive investment strategy depending on market conditions.

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES seeks to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

PHOENIX-GOODWIN MONEY MARKET SERIES: the investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The series invests exclusively in high quality money market instruments.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES seeks long-term total return. It invests in a diversified portfolio of high yield and high quality fixed income securities.

PHOENIX-HOLLISTER VALUE EQUITY SERIES has a primary investment objective of long-term capital appreciation and a secondary investment objective of current income. The series invests in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: the investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

PHOENIX-JANUS EQUITY INCOME SERIES: the investment objective of the series is to seek current income and long-term growth of capital.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: the investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

PHOENIX-JANUS GROWTH SERIES: the investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: the investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

PHOENIX-OAKHURST BALANCED SERIES: the investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES: the investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: the investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The series invests in stocks, bonds and money market instruments in accordance with the investment advisor's appraisal of investments most likely to achieve the highest total return.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES seeks long-term capital appreciation through investing in foreign and domestic equity securities. The advisor uses a value-oriented approach with a focus on non-U.S. companies in developed countries in Europe and the Far East, Australia and Canada. The advisor may invest a portion of the series' assets in developing market companies.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: the primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase, which are believed to offer the possibility of increase in value.

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES seeks long-term capital appreciation by investing primarily in small-capitalization stocks the advisor believes are undervalued.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

PHOENIX-SENECA STRATEGIC THEME SERIES: the investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The series invests primarily in common stocks believed to have substantial potential for capital growth.

AIM VARIABLE INSURANCE FUNDS

The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:

AIM V.I. CAPITAL APPRECIATION FUND: the investment objective of the fund is growth of capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. VALUE FUND: the investment objective is to achieve long-term growth of capital with income as a secondary objective by investing primarily in equity securities judged by the investment advisor to be undervalued relative to the advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the issuing companies or relative to the equity market generally.

THE ALGER AMERICAN FUND

The following subaccount invests in the corresponding portfolio of The Alger American Fund:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation. It invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. Under normal circumstances, the portfolio invests in the equity securities of companies of any size, which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

The following subaccount invests in a corresponding fund of Deutsche Asset Management VIT Funds:

EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The fund invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES

The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS

The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation. Principal investment strategies include:

o Normally investing primarily in common stocks.
o Investing in securities of companies whose value it believes is not fully recognized by the public.
o Investing in domestic and foreign issuers.
o Investing in either "growth" stocks or "value" stocks or both.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth. Principal investment strategies include:

o Normally investing primarily in common stocks.
o Potentially investing in other types of securities, including bonds which may be lower-quality debt securities.
o Investing in domestic and foreign issuers.
o Investing in either "growth" stocks or "value" stocks or both.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation. Principal investment strategies include:

o Normally investing primarily in common stocks.
o Investing in companies that it believes have above-average growth potential.
o Investing in securities of domestic and foreign issuers.
o Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests primarily in domestic equity securities that the manager believes are significantly undervalued.

TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. The Templeton Developing Markets Securities Fund invests primarily in emerging market equity securities.

TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.

TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc:

TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

WANGER ADVISORS TRUST

The following subaccounts invest in corresponding series of the Wanger Advisors
Trust:

WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth. The Wanger Foreign Forty invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the fund(s) or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS

The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Engemann Capital Growth
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
------------------------------------------------------------------

------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Phoenix-Aberdeen International Advisors, LLC ("PAIA")
     o   Phoenix-Aberdeen International
Roger Engemann & Associates, Inc. ("Engemann")
     o   Phoenix-Engemann Capital Growth
     o   Phoenix-Engemann Nifty Fifty
     o   Phoenix-Engemann Small & Mid-Cap Growth
Seneca Capital Management, LLC  ("Seneca")
     o   Phoenix-Seneca Mid-Cap Growth
     o   Phoenix-Seneca Strategic Theme
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Federated U.S. Government Bond
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Equity Income
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-Morgan Stanley Focus Equity
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
Deutsche Asset Management, Inc.
     o  Phoenix-Deutsche Dow 30
     o  Phoenix-Deutsche Nasdaq-100 Index(R)
Federated Investment Management Company
     o  Phoenix-Federated U.S. Government Bond
J.P. Morgan Investment Management, Inc.
     o  Phoenix-J.P. Morgan Research Enhanced Index
Janus Capital Corporation
     o  Phoenix-Janus Equity Income
     o   Phoenix-Janus Flexible Income
     o   Phoenix-Janus Growth
Morgan Stanley Investment Management, Inc.
     o   Phoenix-Morgan Stanley Focus Equity
Alliance Capital Management L.P.
     o   Phoenix-Sanford Bernstein Global Value
     o  Phoenix-Sanford Bernstein Mid-Cap Value
     o  Phoenix-Sanford Bernstein Small-Cap Value
------------------------------------------------------------------

------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia
------------------------------------------------------------------

Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix. Seneca is an indirect, majority-owned subsidiary of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------
AIM Advisors, Inc.
     o   AIM V.I. Capital Appreciation Fund
     o   AIM V.I. Value Fund
Fred Alger Management, Inc.
     o   Alger American Leveraged AllCap Portfolio
Bankers Trust Company
    o    EAFE(R) Equity Index Fund
Federated Investment Management Company
     o   Federated Fund for U.S. Government Securities II
     o   Federated High Income Bond Fund II
Fidelity Management and Research Company
     o  VIP Contrafund(R) Portfolio
     o  VIP Growth Opportunities Portfolio
     o  VIP Growth Portfolio
Franklin Mutual Advisers, LLC
     o   Mutual Shares Securities Fund
Morgan Stanley Investment Management, Inc,.
     o   Technology Portfolio
Templeton Asset Management, Ltd.
     o   Templeton Developing Markets Securities
         Fund
Templeton Global Advisors Limited
     o   Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
     o   Templeton Asset Strategy Fund
     o   Templeton International Securities Fund
Wanger Asset Management, L.P.
     o   Wanger Foreign Forty
     o   Wanger International Small Cap
     o   Wanger Twenty
     o   Wanger U.S. Small Cap
------------------------------------------------------------------

SERVICES OF THE ADVISORS

The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the funds' prospectuses.

REINVESTMENT AND REDEMPTION

All dividend distributions of the funds are automatically reinvested in shares of the funds at their net asset value on the date of distribution. Likewise, any capital gains distributions of the funds are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS

We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. We may establish additional subaccounts within the Account, each of which would invest in shares of a designated portfolio of a fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

If shares of any of the portfolios of a fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

THE GUARANTEED INTEREST ACCOUNT

In addition to the Account, you may allocate premium or transfer policy value to the Guaranteed Interest Account. Amounts you allocate or transfer to the Guaranteed Interest Account become part of the Company's general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a 3% rate of return on your allocated amount. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

We reserve the right to limit total deposits to the Guaranteed Interest Account, including transfers, to no more than $250,000 during any one-week period per policy.

In general, you may make only one transfer per year from the Guaranteed Interest Account. The amount that may be transferred out is limited to the greater of $1,000 or 25% of the policy value in the Guaranteed Interest Account as of the date of the transfer. If you elect the Systematic Transfer Program for Dollar Cost Averaging, approximately equal amounts may be transferred out of the Guaranteed Interest Account. Also, the total policy value allocated to the Guaranteed Interest Account may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

Transfers into the Guaranteed Interest Account and among the Subaccounts may be made at any time. Transfers from the Guaranteed Interest Account are subject to the rules discussed above and in "Transfer of Policy Value" and "Systematic Transfer for Dollar Cost Averaging."


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

    Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, PHL Variable tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE

[diamond] PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky, Alabama and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond] FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY

[diamond] ISSUE EXPENSE CHARGE. This charge is to reimburse PHL Variable for underwriting and start-up expenses in connection with issuing a policy. The issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600.

          Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the policy. Generally, administrative costs per policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain member characteristics, the purposes for which the policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond] ADMINISTRATIVE CHARGE. The administrative charge is currently set at $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse PHL Variable for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Generally, cost of insurance rates are based on the sex, attained age, duration and risk class of the Insured. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place insureds into a standard risk class or a risk class involving a lower mortality risk, depending upon the health of the insureds as determined by medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a higher cost of insurance than those in the risk class with the lower mortality risk. The standard risk class is for smokers. There are three risk classes for nonsmokers. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.

[diamond] COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.


    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you.

    You initially select this schedule in your application, and you can change it later from time to time. If any subaccount or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other subaccounts or Guaranteed Interest Account will be proportionally increased.


DAILY


[diamond] MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of 0.80% is deducted daily from the Account. After the 15th policy year, the charge is reduced to an annual rate of 0.25%. No portion of this charge is deducted from the Guaranteed Interest Account.


          The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, the total amount of death benefits that we pay out will be greater than what we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES

    These are other charges that are imposed only if certain events occur.


[diamond] SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

          During the first 10 policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 10th policy year. During the first two policy years on single life policies and during the first 10 policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy's Surrender Charge Schedule, or equal to either A plus B (as defined below), whichever is less. After the first two policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy's Surrender Charge Schedule.


          A.  The contingent deferred sales charge is equal to:


              1. 28.5% of all premiums paid (up to and including the amount stated in the policy's Surrender Charge Schedule, which is calculated according to a formula contained in a SEC rule); plus


              2. 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

              3.  7.5% of all premiums paid in excess of twice this amount.

          B. The contingent deferred issue charge is equal to $5 per $1,000 of initial face amount.

                            SURRENDER CHARGE SCHEDULE

           POLICY   SURRENDER   POLICY   SURRENDER   POLICY   SURRENDER
           MONTH     CHARGE     MONTH     CHARGE     MONTH     CHARGE
           -----     ------     -----     ------     -----     ------

           1-60     $1307.54      80     $1066.03     100     $727.09
             61      1295.46      81      1053.95     101      690.65
             62      1283.39      82      1041.88     102      654.22
             63      1271.31      83      1029.80     103      617.78
             64      1259.24      84      1017.73     104      581.35
             65      1247.16      85      1005.65     105      544.91
             66      1235.08      86       993.58     106      508.48
             67      1223.01      87       981.50     107      472.05
             68      1210.93      88       969.43     108      435.61
             69      1198.86      89       957.35     109      399.18
             70      1186.78      90       945.28     110      362.74
             71      1174.71      91       933.20     111      326.31
             72      1162.63      92       921.13     112      289.97
             73      1150.56      93       909.05     113      253.44
             74      1138.48      94       896.97     114      217.01
             75      1126.41      95       884.90     115      180.57
             76      1114.33      96       872.82     116      144.14
             77      1102.26      97       836.39     117      107.70
             78      1090.18      98       799.95     118       71.27
             79      1078.10      99       763.52     119       34.83
                                                      120         .00


[diamond] PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond] PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the subaccounts and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.


          A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE

    As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

    These fund charges and other expenses are described more fully in the accompanying fund prospectuses.

OTHER TAXES


    Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.


GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS

GENERAL

    Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:


[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;


[diamond] whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond] whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

    Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK

    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT

    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PHL Variable can agree to change or waive any provisions of the policy.

SUICIDE


    If the insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.


INCONTESTABILITY

    We cannot contest this policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY

    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the Insured's death. If the named beneficiary dies before the Insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the Insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT

    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX

    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS

    You may share in the divisible surplus of PHL Variable to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS

    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    Under certain conditions, in the event of the terminal illness of the Insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.


    While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.


    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS

    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST

    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD

    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN

    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3 1/4% per year.

OPTION 5--LIFE ANNUITY

    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3 1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT

    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN

    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the Insured; or

[diamond] the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3/8% per year.

    For additional information concerning the above payment options, see the policy.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION


    The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service (the "IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.


PHL VARIABLE'S INCOME TAX STATUS


    We are taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from PHL Variable and their operations form a part of PHL Variable.

    Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for income taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.


POLICY BENEFITS

DEATH BENEFIT PROCEEDS


    The policy, whether or not it is a modified endowment contract, should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.


    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER

    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER

    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS

    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES

    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL


    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit without the need for any further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. The Code provides that premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. Consistent with applicable federal securities law, however, we return such excess premium within 7 days of its receipt. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.


REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS

    If there is a reduction in death benefits during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED

    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX

    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES

    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following 2 exceptions.

[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS


    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as 1 modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. An income tax advisor should be consulted about the income tax consequences of the purchase of more than 1 modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES


    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.


QUALIFIED PLANS


    A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.


DIVERSIFICATION STANDARDS

    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments


    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.


    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT


    Changing the policyowner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.


OTHER TAXES

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------

    We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


    Funds' shares held in a subaccount for which no timely instructions are received, and funds' shares which are not otherwise attributable to policyowners, will be voted by PHL Variable in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. We will apply instructions to abstain from voting on any item to reduce the votes we are eligible to cast.


    You will receive proxy materials, reports and other materials related to the funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, PHL Variable itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the Investment Advisor of the funds if PHL Variable reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event PHL Variable does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

PHL VARIABLE

    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all PHL Variable policyholders for the election of members of the Board of Directors of PHL Variable and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the PHL Variable policyholders, you (or payee) may cast only 1 vote as the holder of a policy, irrespective of policy value or the number of the policies you hold.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHL VARIABLE
--------------------------------------------------------------------------------

    PHL Variable is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

NAME                         POSITION
----                         --------

Carl T. Chadburn             Director

Robert W. Fiondella          Director and Chairman

Joseph E. Kelleher           Director and Senior Vice
                             President

Philip R. McLoughlin         Director and Executive Vice
                             President

David W. Searfoss            Director, Executive Vice
                             President and Chief Financial
                             Officer

Simon Y. Tan                 Director and President

Dona D. Young                Director and Executive Vice
                             President

EXECUTIVE OFFICERS           POSITION
------------------           --------

Robert W. Fiondella          Chairman of the Board and Chief
                             Executive Officer

Simon Y. Tan                 President


Michael J. Gilotti           Senior Vice President; formerly
                             held various positions with
                             Aetna Retirement Services


Philip R. McLoughlin         Executive Vice President and
                             Chief Investment Officer

David W. Searfoss            Executive Vice President and
                             Chief Financial Officer

Dona D. Young                Executive Vice President

Joseph E. Kelleher           Senior Vice President

Robert G. Lautensack, Jr.    Senior Vice President


   The above listing reflects the positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

    We hold the assets of the Account. The assets of the Account are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------


    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell PHL Variable insurance policies as well as policies, annuity contracts and funds of companies affiliated with PHL Variable. WSG, a wholly-owned subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the policies pursuant to an underwriting agreement dated December 31, 1996. PEPCO, a Connecticut corporation incorporated on July 16, 1968, is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), a wholly-owned subsidiary of Phoenix. PEPCO is located at 56 Prospect Street in Hartford, Connecticut.


    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. PHL Variable will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------

    We are subject to the provisions of the Connecticut insurance laws applicable to mutual life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.


    State regulation of PHL Variable includes certain limitations on the investments which we may make, including investments for the Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------

    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


    The Account is not engaged in any litigation. PHL Variable is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.


LEGAL MATTERS
--------------------------------------------------------------------------------


    Susan E. Schechter, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of PHL Variable, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for PHL Variable.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------


    A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, PHL Variable and the policy.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The financial statements of PHL Variable as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, contained herein should be considered only as bearing upon PHL Variable's ability to meet its obligations under the policy, and they should not be considered as bearing on the investment performance of the Account. There are no financial statements of the Account for the period ended December 31, 2000 as no sales occurred during that period.

PHLVIC VARIABLE
UNIVERSAL LIFE ACCOUNT
FINANCIAL STATEMENTS


AS OF DECEMBER 31, 2000, THERE WERE NO SALES OF THE PRODUCTS DESCRIBED IN THIS PROSPECTUS AND, THEREFORE, NO DEPOSITS WERE MADE TO THE PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT. ACCORDINGLY, NO FINANCIAL STATEMENTS ARE AVAILABLE FOR THE ACCOUNT.

PHL VARIABLE
INSURANCE COMPANY
FINANCIAL STATEMENTS
DECEMBER 31, 2000

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                               PAGE
Report of Independent Accountants ..........................................................................    F-3

Balance Sheet as of December 31, 2000 and 1999 .............................................................    F-4

Statement of Income, Comprehensive Income and Equity for the year ended
   December 31, 2000, 1999 and 1998.........................................................................    F-5

Statement of Cash Flows for the year ended December 31, 2000, 1999 and 1998 ................................    F-6

Notes to Financial Statements............................................................................F-7 - F-18

PRICEWATERHOUSECOOPERS LLP [LOGO]
--------------------------------------------------------------------------------
                                                   PRICEWATERHOUSECOOPERS LLP
                                                   100 Pearl Street
                                                   Hartford CT 06103-4508
                                                   Telephone     (860) 241 7000
                                                   Facsimile     (860) 241 7590





                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholder of PHL Variable Insurance Company

In our opinion, the accompanying balance sheet and the related statements of income, comprehensive income and equity and cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ Pricewaterhouse Coopers LLP



February 15, 2001

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                      AS OF DECEMBER 31,
                                                                          ---------------------------------------
                                                                                  2000                  1999
                                                                          -----------------     -----------------
                                                                                      (IN THOUSANDS)
Assets:
Investments
     Held-to-maturity debt securities, at amortized cost                  $          13,697     $          10,298
     Available-for-sale debt securities, at fair value                              144,217                55,840
     Policy loans                                                                       710                   522
     Short-term investments                                                          72,375                26,140
     Other invested assets                                                            1,618                 1,052
                                                                          -----------------     -----------------
          Total investments                                                         232,617                93,852
Cash and cash equivalents                                                             8,404
Accrued investment income                                                             1,381                   786
Deferred policy acquisition costs                                                    84,842                62,136
Deferred and uncollected premiums                                                     6,790                 6,300
Other assets                                                                          1,942                 4,394
Goodwill, net                                                                           349                   451
Separate account assets                                                           1,321,582             1,257,947
                                                                          -----------------     -----------------

          Total assets                                                    $       1,657,907     $       1,425,866
                                                                          =================     =================
Liabilities:
     Policyholder deposit funds                                           $         195,393     $          64,230
     Policy liabilities and accruals                                                 24,062                14,240
     Deferred income taxes                                                            3,784                   209
     Other liabilities                                                               18,898                11,051
     Separate account liabilities                                                 1,321,582             1,257,947
                                                                          -----------------     -----------------

          Total liabilities                                                       1,563,719             1,347,677
                                                                          -----------------     -----------------
Equity:
     Common stock, $5,000 par value
          (1,000 shares authorized, 500 shares issued and outstanding)                2,500                 2,500
     Additional paid-in capital                                                      79,864                64,864
     Retained earnings                                                               11,553                11,538
     Accumulated other comprehensive income (loss)                                      271                  (713)
                                                                          -----------------     -----------------

          Total equity                                                               94,188                78,189
                                                                          -----------------     -----------------

          Total liabilities and equity                                    $       1,657,907     $       1,425,866
                                                                          =================     =================











        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------
                                                                    2000               1999                1998
                                                             ---------------    ---------------    ----------------
                                                                                (IN THOUSANDS)
Revenues
      Premiums                                               $         6,168    $         9,838    $          6,280
      Insurance and investment product fees                           30,098             20,618              10,998
      Net investment income                                            9,197              3,871               2,449
      Net realized investment gains                                      116                 27                  49
                                                             ---------------    ---------------    ----------------
             Total revenues                                           45,579             34,354              19,776
                                                             ---------------    ---------------    ----------------

 Benefits and expenses
      Policy benefits and increase in policy liabilities              17,056              9,248               3,964
      Amortization of deferred policy acquisition costs               15,765              4,747               3,976
      Other operating expenses                                        14,006             11,130               5,389
                                                             ---------------    ---------------    ----------------
             Total benefits and expenses                              46,827             25,125              13,329
                                                             ---------------    ---------------    ----------------

 (Loss) income before income taxes                                    (1,248)             9,229               6,447

 Income tax (benefit) expense                                         (1,263)             3,230               2,257
                                                             ---------------    ---------------    ----------------
 Net income                                                               15              5,999               4,190
                                                             ---------------    ---------------    ----------------

 Other comprehensive income (loss), net of income
 taxes
      Unrealized gains (losses) on securities                          1,002               (915)                152
      Reclassification adjustment for net realized
          losses included in net income                                  (18)                (5)                (26)
                                                             ---------------    ---------------    ----------------
             Total other comprehensive income (loss)                     984               (920)                126
                                                             ---------------    ---------------    ----------------

 Comprehensive income                                                    999              5,079               4,316
 Capital contributions                                                15,000             29,000              17,000
                                                             ---------------    ---------------    ----------------
 Net increase in equity                                               15,999             34,079              21,316
 Equity, beginning of year                                            78,189             44,110              22,794
                                                             ---------------    ---------------    ----------------

 Equity, end of year                                         $        94,188      $      78,189      $       44,110
                                                             ===============      =============      ==============













        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------
                                                                   2000               1999                1998
                                                             ---------------    ---------------    ----------------
                                                                                (IN THOUSANDS)
 Cash flow from operating activities:
 Net income                                                  $            15    $         5,999    $         4,190

 Adjustments to reconcile net income
    to net cash used for operating activities:
 Net realized investment gains                                          (116)               (27)               (49)
 Amortization of goodwill                                                102                102                107
 Deferred income taxes (benefit)                                       3,045              2,883               (987)
 Increase in accrued investment income                                  (595)              (275)              (254)
 Increase in deferred policy acquisition costs                       (23,845)           (23,807)           (15,815)
 Change in other assets/liabilities                                   19,447              8,856              1,881
                                                             ---------------    ---------------    ---------------

 Net cash used for operating activities                               (1,947)            (6,269)           (10,927)
                                                             ---------------    ---------------    ---------------

 Cash flow from investing activities:
 Proceeds from sales, maturities or repayments of
     available-for-sale debt securities                               25,136             11,664             14,133
 Proceeds from maturities or repayments of
     held-to-maturity debt securities                                  4,375                623                634
 Purchase of available-for-sale debt securities                     (110,700)           (33,397)           (28,360)
 Purchase of held-to-maturity debt securities                         (7,683)            (7,000)            (1,216)
 Increase in policy loans                                               (188)              (273)              (249)
 Change in short-term investments, net                               (46,235)           (19,733)            (6,172)
 Purchase of other invested assets                                      (517)
 Other, net                                                                                 (68)              (168)
                                                             ---------------    ---------------    ---------------

 Net cash used for investing activities                             (135,812)           (48,184)           (21,398)
                                                             ---------------    ---------------    ---------------

 Cash flow from financing activities:
 Capital contributions from parent                                    15,000             29,000             17,000
 Increase in policyholder deposit funds, net of interest
 credited                                                            131,163             24,540             14,759
                                                             ---------------    ---------------    ---------------

 Net cash provided by financing activities                           146,163             53,540             31,759
                                                             ---------------    ---------------    ---------------

 Net change in cash and cash equivalents                               8,404               (913)              (566)

 Cash and cash equivalents, beginning of year                                               913              1,479
                                                             ---------------    ---------------    ---------------

 Cash and cash equivalents, end of year                      $         8,404    $                  $           913
                                                             ===============    ==================================

 Supplemental cash flow information:
 Income taxes (received) paid, net                           $        (2,660)   $         3,338    $         1,711









        The accompanying notes are an integral part of these statements.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   DESCRIPTION OF BUSINESS

     PHL Variable Insurance Company (PHL Variable) offers variable annuity and non-participating life insurance products in the United States of America. PHL Variable is a wholly-owned subsidiary of PM Holdings, Inc. (PM Holdings). PM Holdings is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company (Phoenix).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables and income taxes are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to the 1998 and 1999 amounts to conform with the 2000 presentation.

     VALUATION OF INVESTMENTS

     Investments in debt securities include bonds, mortgage-backed and asset-backed securities. PHL Variable classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

     For the mortgage-backed and asset-backed bond portion of the debt security portfolio, PHL Variable recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

     Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related contracts.

     Short-term investments are carried at amortized cost, which approximates fair value. PHL Variable considers highly liquid investments purchased with a maturity date of one year or less to be short-term investments.

     Other invested assets consist primarily of PHL Variable's interest in the separate accounts which are carried at fair value.

     Realized investment gains and losses, other than those related to separate accounts for which PHL Variable does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash on hand and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

     For universal life insurance policies, limited pay and investment type contracts, DAC is amortized in proportion to total estimated gross profits over the expected life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

     GOODWILL

     Goodwill represents the excess of the cost of business acquired over the fair value of net assets. These costs are amortized on a straight-line basis over a period of 10 years, corresponding with the benefits expected to be derived from the acquisition. The propriety of the carrying value of goodwill is periodically reevaluated in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of," by comparing estimates of future undiscounted cash flows to the carrying value of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting PHL Variable's business.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who can either choose to bear the full investment risk or can choose guaranteed investment earnings subject to certain conditions.

     For contractholders who bear the investment risk, investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of PHL Variable. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

     For Market Value Adjusted separate accounts, contractholders are credited interest at a guaranteed rate if the account is held until the end of the guarantee period. If funds are withdrawn from the account prior to the end of the guarantee period, a market value adjustment is applied, which means that the funds received may be higher or lower than the account value, depending on whether current interest rates are higher, lower or equal to the guaranteed interest rate. In these separate accounts, appreciation or depreciation of assets, undistributed net investment income and investment or other sundry expenses are reflected as net income or loss in PHL Variable's interest in the separate accounts.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     POLICYHOLDER DEPOSIT FUNDS

     Policyholder deposit funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges.

     INVESTMENT PRODUCT FEES

     Revenues for investment-type products consist of net investment income and contract charges assessed against the fund values (fees). Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges.

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life insurance products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Liabilities for universal life policies include deposits received from customers and investment earnings on their fund balances, which range from 4.00% to 7.15%, less administrative and mortality charges.

     PREMIUM AND FEE REVENUE AND RELATED EXPENSES

     Term life insurance premiums are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

     REINSURANCE

     PHL Variable utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

     Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     INCOME TAXES

     For the tax year ended December 31, 2000, PHL Variable will file a separate federal income tax return as required under Internal Revenue Code Section 1504(c). PHL Variable has been filing on a separate company basis since December 31, 1996.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs and unrealized gains or losses on investments.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EMPLOYEE BENEFIT PLANS

     Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The multi-employer qualified plans comply with requirements established by the Employee Retirement Income Security Act of 1974 (ERISA) and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. PHL Variable incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

     Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for PHL Variable's participation in the plans. The amount of such allocated benefits is not significant to the financial statements. However, with respect to the Phoenix Home Life Mutual Insurance Company Employee Pension Plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2000, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2000, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability.

     RECENT ACCOUNTING PRONOUNCEMENTS

     On January 1, 1999, PHL Variable adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for
     Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on PHL Variable's Balance Sheet and Statement of Income, Comprehensive Income and Equity.

3.   SIGNIFICANT TRANSACTIONS

     REORGANIZATION

     On June 16, 2000, Phoenix submitted to the staff of the State of New York Insurance Department a draft Plan of Reorganization whereby Phoenix would convert, pursuant to the New York Insurance Law, from a New York mutual life insurance company to a New York stock life insurance company and become a wholly-owned subsidiary of a newly formed holding company. The Plan of Reorganization was approved by Phoenix's board of directors on December 18, 2000 and subsequently amended and restated on January 26, 2001 but has yet to be approved by the State of New York Insurance Department.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS

     Information pertaining to PHL Variable's investments, net investment income and realized and unrealized investment gains and losses follows:

     DEBT SECURITIES

     The amortized cost and fair value of investments in debt securities as of December 31, 2000 were as follows:

                                                                        GROSS         GROSS
                                                        AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                          COST          GAINS         LOSSES         VALUE
                                                       -----------   ------------  ------------   ------------
                                                                          (IN THOUSANDS)

     HELD-TO-MATURITY:
     State and political subdivision bonds             $     1,860   $        236                 $      2,096
     Corporate securities                                   11,837            621  $        (43)        12,415
                                                       -----------   ------------  ------------   ------------

     Total                                             $    13,697   $        857  $        (43)  $     14,511
                                                       ===========   ============  ============   ============

     AVAILABLE-FOR-SALE:
     U.S. government and agency bonds                  $     6,468   $        366  $        (12)  $      6,822
     State and political subdivision bonds                  10,339             22           (78)        10,283
     Corporate securities                                   25,616            165          (880)        24,901
     Mortgage-backed or asset-backed securities            100,974          1,267           (30)       102,211
                                                       -----------   ------------  ------------   ------------

     Total                                             $   143,397   $      1,820  $     (1,000)  $    144,217
                                                       ===========   ============  ============   ============


     The amortized cost and fair value of investments in debt securities as of December 31, 1999 were as follows:

                                                                        GROSS          GROSS
                                                        AMORTIZED     UNREALIZED     UNREALIZED       FAIR
                                                          COST          GAINS          LOSSES        VALUE
                                                       -----------   ------------  ------------   ------------
                                                                            (IN MILLIONS)
     HELD-TO-MATURITY:
     Corporate securities                              $    10,298   $        136  $       (169)  $     10,265
                                                       ===========   ============  ============   ============

     AVAILABLE-FOR-SALE:
     U.S. government and agency bonds                  $     6,475   $          3   $      (156)  $      6,322
     State and political subdivision bonds                  10,366                         (343)        10,023
     Corporate securities                                   16,637                         (983)        15,654
     Mortgage-backed or asset-backed securities             24,194                         (353)        23,841
                                                       -----------   ------------  ------------   ------------

     Total                                             $    57,672   $          3   $    (1,835)  $     55,840
                                                       ===========   ============   ===========   ============


PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2000 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or PHL Variable may have the right to put or sell the obligations back to the issuers.

                                                            HELD-TO-MATURITY           AVAILABLE-FOR-SALE
                                                         AMORTIZED      FAIR         AMORTIZED       FAIR
                                                           COST         VALUE          COST          VALUE
                                                       -----------   ------------  ------------   ------------
                                                                           (IN THOUSANDS)


     Due in one year or less                                                        $     7,394   $      7,384
     Due after one year through five years             $     5,837   $      6,024        16,345         16,331
     Due after five years through ten years                  6,000          6,391         9,990         10,373
     Due after ten years                                     1,860          2,096         8,694          7,918
     Mortgage-backed or asset-backed securities                                         100,974        102,211
                                                       -----------   ------------  ------------   ------------

     Total                                             $    13,697   $     14,511  $    143,397   $    144,217
                                                       ===========   ============  ============   ============

     NET INVESTMENT INCOME

     The components of net investment income for the year ended December 31, were as follows:

                                                                    2000            1999             1998
                                                             ---------------  --------------   ---------------
                                                                              (IN THOUSANDS)

     Debt securities                                         $         7,254  $        3,362   $         2,142
     Policy loans                                                         12               7                 1
     Short-term investments                                            2,049             561               344
                                                             ---------------  --------------   ---------------

       Sub-total                                                       9,315           3,930             2,487
     Less: investment expenses                                           118              59                38
                                                             ---------------  --------------   ---------------

     Net investment income                                   $         9,197  $        3,871   $         2,449
                                                             ===============  ==============   ===============


     INVESTMENT GAINS AND LOSSES

     Net unrealized gains (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                   2000             1999            1998
                                                             ---------------  --------------   ---------------
                                                                              (IN THOUSANDS)

     Debt securities                                         $         2,652  $       (2,399)  $           333
     DAC                                                              (1,139)            983              (139)
     Deferred income taxes (benefits)                                    529            (496)               68
                                                             ---------------  --------------   ---------------

     Net unrealized investment gains (losses)
        on securities available-for-sale                     $           984  $         (920)  $           126
                                                             ===============  ==============   ===============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The proceeds from sales of available-for-sale debt securities for the years ended December 31, 2000, 1999 and 1998 were $1.5 million, $6.0 million, and $10.0 million, respectively. The gross realized gains associated with these sales were $20.6 thousand, $7.4 thousand, and $37.7 thousand in 2000, 1999 and 1998, respectively.

5.   GOODWILL

     PHL Variable was acquired by way of a stock purchase agreement on May 31, 1994 and was accounted for under the purchase method of accounting. The assets and liabilities were recorded at fair value as of the date of acquisition and the goodwill of $1.02 million was pushed down to PHL Variable from PM Holdings.

     Goodwill was as follows:

                                                                      DECEMBER 31,
                                                       ----------------------------------------
                                                               2000                  1999
                                                       ------------------      ----------------
                                                                    (IN THOUSANDS)
     Goodwill                                         $            1,020       $          1,020
     Accumulated amortization                                       (671)                  (569)
                                                      ------------------       ----------------
     Total goodwill, net                              $              349       $            451
                                                      ==================       ================

6.   INCOME TAXES

     A summary of income taxes (benefits) applicable to income before income taxes for the year ended December 31, was as follows:

                                           2000                1999                  1998
                                   ------------------   ----------------     ------------------
Income taxes:
   Current                         $          (4,308)   $            347      $           3,244
   Deferred                                    3,045               2,883                   (987)
                                   ------------------   ----------------     ------------------
Total                              $          (1,263)   $          3,230      $           2,257
                                   ==================   ================     ==================

     The income taxes attributable to the results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the year ended December 31, were as follows:

                                          2000                    1999                  1998
                                    ---------------------- --------------------- -----------------------
                                     (IN THOUSANDS)    %    (IN THOUSANDS)   %    (IN THOUSANDS)    %
                                    ---------------  ----- --------------- ----- ---------------  ------

     Income tax (benefit)
       expense at statutory rate    $          (437)   35% $       3,230     35% $         2,256     35%
     Dividend received deduction
      and tax-exempt interest                  (853)   68%            (1)     0%
     Other, net                                  27   (2)%             1      0%               1      0%
                                    ---------------  ----- --------------  ----- ---------------  ------
     Income taxes                   $        (1,263)  101% $       3,230     35% $         2,257     35%
                                    ===============  ===== ==============  ===== ===============  ======

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The net deferred income tax liability represents the income tax effects of temporary differences. The components as of December 31, were as follows:

                                                              2000                    1999
                                                        ----------------        ----------------
                                                                     (IN THOUSANDS)
     DAC                                                $         25,084        $         17,890
     Surrender charges                                           (14,715)                (17,597)
     Unearned premium/deferred revenue                              (296)                   (115)
     Investments                                                      93                     104
     Future policyholder benefits                                  2,033                     376
     Net operating loss carryforward                              (8,373)
     Other                                                          (187)                    (65)
                                                        ----------------        ----------------
                                                                   3,639                     593
     Net unrealized investment gains (losses)                        145                    (384)
                                                        ----------------        ----------------

     Deferred income tax liability, net                 $          3,784        $            209
                                                        ================        ================

     Gross deferred income tax assets totaled $23.6 million and $18.2 million at December 31, 2000 and 1999, respectively. Gross deferred income tax liabilities totaled $27.4 million and $18.4 million at December 31, 2000 and 1999, respectively. It is management's assessment, based on PHL Variable's earnings and projected future taxable income, that it is more likely than not that the deferred income tax assets at December 31, 2000 and 1999, will be realized.

     PHL Variable's income tax return is not currently being examined; however, income tax years 1998 through 2000 remain open for examination. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending income tax matters.

7.   COMPREHENSIVE INCOME

     The components of, and related income tax effects for, other comprehensive income (loss) for the year ended December 31, were as follows:

                                                                  2000             1999              1998
                                                             ---------------  ----------------  ---------------
                                                                              (IN THOUSANDS)
     Unrealized gains (losses) on securities
       available-for-sale:                                   $         1,540  $         (1,409) $           234
     Before-tax amount                                                   538              (494)              82
                                                             ---------------  ----------------  ---------------
     Income tax expense (benefit)                                      1,002              (915)             152
                                                             ---------------  ----------------  ---------------
     Total

     Reclassification adjustment for net losses realized
      in net income:
     Before-tax amount                                                   (27)               (7)             (40)
     Income tax benefit                                                   (9)               (2)             (14)
                                                             ---------------  ----------------  ---------------
     Total                                                               (18)               (5)             (26)
                                                             ---------------  ----------------  ---------------

     Net unrealized gains (losses) on securities
      available-for-sale:
     Before-tax amount                                                 1,513            (1,416)             194
     Income tax expense (benefit)                                        529              (496)              68
                                                             ---------------  ----------------  ---------------
     Total                                                   $           984  $           (920) $           126
                                                             ===============  ================  ===============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following table summarizes accumulated other comprehensive income
     (loss) balances:

                                                                          DECEMBER 31,
                                                            -----------------------------------------
                                                                  2000                    1999
                                                            -----------------       -----------------
                                                                         (IN THOUSANDS)
     Accumulated other comprehensive income
      (loss) on securities available-for-sale:
     Balance, beginning of year                             $            (713)      $             207
     Change during period                                                 984                    (920)
                                                            -----------------       -----------------
     Balance, end of year                                   $             271       $            (713)
                                                            =================       =================

8.   REINSURANCE

     PHL Variable entered into a reinsurance treaty on January 1, 1996 to cover death benefits in excess of account balances on variable contracts. The treaty stopped accepting new business on December 31, 1999. Another reinsurance treaty became effective January 1, 1999 which covered products introduced in 1999. Premiums paid by PHL Variable on the reinsurance contracts were $1,185 thousand, $1,114 thousand and $668 thousand, less claims of $188 thousand, $22 thousand and $13 thousand for the year ended December 31, 2000, 1999 and 1998, respectively.

     In connection with PHL Variable's life insurance products, automatic treaties have been established with a number of reinsurers and their subsidiaries, covering either 80% or 90% of the net amount at risk, depending on the individual treaty, on a first dollar basis. PHL Variable had approximately $1.0 billion of net insurance in force, including $9.7 billion of direct in force less $8.7 billion of reinsurance ceded as of December 31, 2000. PHL Variable had approximately $0.7 billion of net insurance in force, including $6.5 billion of direct in force less $5.8 billion of reinsurance ceded as of December 31, 1999. Approximately $638.7 thousand of claims were recovered in 2000. No claims were recovered for the years 1999 and 1998.

     For PHL Variable's life insurance products, a stop loss treaty between Phoenix and PHL Variable was introduced in 1998. There were no reinsurance recoverables as of December 31, 2000 and 1999. There were no claims recovered as of December 31, 2000. Claims recovered were $455 thousand as of December 31, 1999.

9.   RELATED PARTY TRANSACTIONS

     Phoenix provides services and facilities to PHL Variable and is reimbursed through a cost allocation process. The expenses allocated to PHL Variable were $34.3 million, $22.0 million and $8.7 million for the year ended December 31, 2000, 1999 and 1998, respectively. Amounts payable to Phoenix were $15.8 million and $2.8 million as of December 31, 2000 and 1999, respectively.

     Phoenix Investment Partners Ltd., through its affiliated registered investment advisors, provides investment services to PHL Variable for a fee. Investment advisory fees incurred by PHL Variable were $2.1 million, $2.2 million and $1.3 million for the year ended December 31, 2000, 1999 and 1998, respectively. Amounts payable to the affiliated investment advisors were $19 thousand and $7 thousand, as of December 31, 2000 and 1999, respectively.

     Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of Phoenix Investment Partners, is the principal underwriter of PHL Variable's annuity contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell PHL Variable annuity contracts. Concessions paid to PEPCO, which in turn paid commissions for contracts sold through W.S. Griffith & Co., Inc., and other outside broker dealers, were $20.0 million, $9.8 million and $9.6 million for the year ended December 31, 2000, 1999 and 1998, respectively.

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Amounts payable to PEPCO were $2.3 million and $0.8 million, as of December 31, 2000 and 1999, respectively.

     PHL Associates, Inc., an indirect wholly-owned subsidiary of Phoenix, sells and services various PHL Variable non-participating life insurance products through its insurance agents. Concessions paid to PHL Associates were $2.6 million, $2.6 million and $2.5 million for the year ended December 31, 2000, 1999 and 1998, respectively. Amounts payable to PHL Associates were $41 thousand and $0.9 million, as of December 31, 2000 and 1999, respectively.

10.  DEFERRED POLICY ACQUISITION COSTS

     The following reflects the amount of policy acquisition costs deferred and amortized for the year ended December 31:

                                                               2000                    1999
                                                        -----------------       ----------------
                                                                     (IN THOUSANDS)

     Balance at beginning of year                       $          62,136       $         36,686
     Acquisition cost deferred                                     39,610                 29,214
     Amortized to expense during the year                         (15,765)                (4,747)
     Adjustment to net unrealized investment
        (losses) gains included in other
        comprehensive income                                       (1,139)                   983
                                                        -----------------       ----------------
     Balance at end of year                             $          84,842       $         62,136
                                                        =================       ================

11.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Other than debt securities held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     SHORT-TERM INVESTMENTS, CASH AND CASH EQUIVALENTS

     For these short-term investments, the carrying amount approximates fair value.

     DEBT SECURITIES

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

     POLICY LOANS

     Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     an interest rate that is periodically reset based upon market rates and therefore, book value is a reasonable approximation of fair value.

     INVESTMENT CONTRACTS

     Variable annuity contracts have guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances. The contract liability balances for December 31, 2000 and 1999 were $195.4 million and $64.2 million, respectively.

     OTHER INVESTED ASSETS

     Other invested assets consist primarily of PHL Variable's interest in the separate accounts which are carried at fair value.

12.  STATUTORY FINANCIAL INFORMATION

     The insurance subsidiaries of Phoenix are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. There were no material practices not prescribed by the State of Connecticut Insurance Department as of December 31, 2000, 1999 and 1998. Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

     The following reconciles the statutory net income of PHL Variable as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                      2000               1999              1998
                                                 ---------------    --------------    --------------
                                                                    (IN THOUSANDS)

     Statutory net income                        $       (32,352)   $       (1,655)   $        1,542
     DAC, net                                             23,845            24,466            15,815
     Future policy benefits                               20,219           (13,826)          (14,056)
     Deferred income taxes                               (11,418)           (2,883)              987
     Other, net                                             (279)             (103)              (98)
                                                 ---------------    --------------    --------------

     Net income, as reported                     $            15    $        5,999    $        4,190
                                                 ===============    ==============    ==============

PHL VARIABLE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following reconciles the statutory surplus and asset valuation reserve (AVR) of PHL Variable as reported to regulatory authorities to equity as reported in these financial statements as of December 31:

                                                       2000                    1999
                                                 -----------------       -----------------
                                                                (IN THOUSANDS)

     Statutory surplus and AVR                   $          49,624       $          66,354
     DAC, net                                               85,247                  61,403
     Future policy benefits                                (29,336)                (48,721)
     Investment valuation allowances                           459                  (1,089)
     Deferred income taxes                                 (12,156)                   (209)
     Other, net                                                350                     451
                                                 -----------------       -----------------

     Equity, as reported                         $          94,188       $          78,189
                                                 =================       =================

     The Connecticut Insurance Holding Act limits the maximum amount of annual dividends or other distributions available to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, the maximum dividend distribution that may be made by PHL Variable during 2000 without prior approval is subject to restrictions relating to statutory surplus.

     In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting and Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g., deferred income taxes are recorded.

     The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption on PHL Variable's statutory surplus is expected to increase surplus approximately $584.1 thousand (unaudited), primarily as a result of recording deferred income taxes.

13.  COMMITMENTS AND CONTINGENCIES

     In the normal course of its business operations, PHL Variable is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of PHL Variable.

APPENDIX A


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed income subaccount and as total return of any subaccount. Current yield for the Phoenix-Goodwin Money Market subaccount will be based on the income earned by the subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the Account level.

    Yield calculations of the Phoenix-Goodwin Money Market subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market subaccount based on a 7-day period ending December 31, 2000.

    Example:

    Value of hypothetical pre-existing account with exactly one
      unit at the beginning of the period:......................    1.000000
    Value of the same account (excluding capital changes) at the
      end of the 7-day period:..................................    1.001069
    Calculation:
      Ending account value .....................................    1.001069
      Less beginning value .....................................    1.000000
      Net change in account value ..............................    1.001069
    Base period return:
      (adjusted change/beginning account value) ................    1.001069
    Current yield = return x (365/7)............................       5.58%
    Effective yield = [(1 + return)](365/7) - 1.................       5.73%

    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

    When a subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those subaccounts within the Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.

   The following performance tables display historical investment results of the subaccounts of the Account. This information may be useful in helping potential investors in deciding which subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

----------------------------------------------------------------------------------------------------------------------------------
                     FLEX EDGE SUCCESS--AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2000(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       SINCE
 SERIES                                                          INCEPTION DATE    1 YEAR     5 YEARS   10 YEARS     INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                  05/05/93       -11.75%    14.50%      N/A         16.40%
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                 05/05/93       -15.46%    14.91%      N/A         16.36%
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                           01/25/95       -26.04%    21.68%      N/A         29.46%
----------------------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                                           08/22/97       -18.01%     N/A        N/A          4.33%
----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                    03/28/94         9.30%     4.64%      N/A          4.75%
----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                  03/01/94       -10.45%     3.08%      N/A          4.15%
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                         11/03/97        -8.17%      N/A       N/A         12.21%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                  11/03/97       -18.51%      N/A       N/A          2.23%
----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                11/03/97       -12.44%      N/A       N/A         16.99%
----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                            11/02/98        10.75%      N/A       N/A          9.83%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                               05/01/90       -17.17%    11.75%     10.06%        8.39%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                    09/17/96       -17.33%      N/A       N/A         -6.04%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                                      12/15/99        -7.07%      N/A       N/A         -4.57%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series                         08/15/00         N/A        N/A       N/A        -37.27%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                 05/01/95        28.89%    10.48%      N/A         12.26%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                              12/31/82       -19.08%    12.17%     15.55%       16.16%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                                 03/02/98       -19.40%     N/A        N/A         10.20%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                      08/15/00         N/A       N/A        N/A        -15.79%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series                       12/15/99        17.00%     N/A        N/A         14.44%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                 10/08/82         4.42%     3.79%      3.43%        4.98%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                    12/31/82         4.85%     4.67%      7.83%        8.34%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                               03/02/98        30.26%     N/A        N/A         21.88%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                  07/14/97       -12.87%     N/A        N/A         10.23%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series                                  12/15/99        -7.59%     N/A        N/A         -2.12%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                                12/15/99         4.81%     N/A        N/A          4.52%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                         12/15/99       -12.53%     N/A        N/A         -7.01%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                          12/15/99       -14.50%     N/A        N/A         -8.75%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                                    05/01/92        -1.03%    10.29%      N/A          9.70%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                             03/02/98        -8.06%     N/A        N/A          8.71%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                        09/17/84        -0.96%    10.80%     11.37%       11.48%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                       11/20/00         N/A       N/A        N/A          4.01%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                      03/02/98        15.12%     N/A        N/A         -4.08%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                    11/20/00         N/A       N/A        N/A          6.09%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                03/02/98        12.13%     N/A        N/A         26.43%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                               01/29/96       -12.78%     N/A        N/A         19.62%
----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                11/30/99       -24.73%     N/A        N/A         -6.29%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2                            11/28/88        -1.51%    10.79%     12.51%       10.33%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund -- Class 2             09/27/96       -33.24%     N/A        N/A        -13.21%
----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2                         11/03/88         5.54%    12.28%     14.18%       11.29%
----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund -- Class 2                  05/11/92        -3.90%    11.63%      N/A         11.59%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                02/01/99        -3.05%     N/A        N/A         34.60%
----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                      05/01/95       -29.01%    18.46%      N/A         22.26%
----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                       02/01/99         7.79%     N/A        N/A         20.66%
----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                               05/01/95        -9.66%    17.48%      N/A         18.28%
----------------------------------------------------------------------------------------------------------------------------------

(1) The average annual total return is the compounded return that results from holding an initial investment of $10,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, mortality and expense risk charges, $15 issue expense charge, and $5 monthly administrative charge. Subaccounts are assumed to have started on the inception date listed, which is the date that the underlying fund was established. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, the Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the funds may compare a series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

    S&P 500                                     Dow Jones Industrial Average(SM)
    Europe Australia Far East Index(R)(EAFE(R)) Consumers Price Index
    Shearson Lehman Corporate Index             Shearson Lehman T-Bond Index

    The S&P 500 is a market-value weighted index composed of 500 stocks chosen from market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

     The funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may request an Annual Report from VULA at the address and telephone number on the first page of this prospectus.

                              ANNUAL TOTAL RETURN(1)

-----------------------------------------------------------------------------------------------------------------------------------
                       SERIES                        1991    1992    1993    1994    1995    1996   1997    1998    1999    2000
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                           1.68%  34.61%  16.64%  12.60% 18.35%  43.46% -11.62%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                          3.21%  35.17%  14.10% 22.70%  31.35%  28.86% -15.33%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                   11.14% 18.72%  56.58%  76.64% -25.44%
-----------------------------------------------------------------------------------------------------------------------------------
EAFE(R) Equity Index Fund                                                                                  20.64%  26.61% -17.32%
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                                     7.90%   3.37%  7.71%   6.80%  -1.38%  10.10%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                                  19.42%  13.40% 12.92%   1.88%   1.50%  -9.75%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                                                28.90%  23.16%  -7.46%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                                         23.51%   3.35% -17.84%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                                       38.27%  36.19% -11.77%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                                                                            8.43%  11.56%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series               18.79% -13.52%  37.33%  -0.73%   8.72%  17.71% 11.16%  26.92%  28.48% -16.48%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                                                  -32.94%  -5.21%  49.78% -16.64%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                                                                                             -6.31%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                                         32.10% 21.09% -21.83%   3.95%  29.75%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series              41.60%   9.41%  18.75%   0.66%  29.85%  11.69% 20.12%  28.98%  28.65% -18.44%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                                                                                31.12% -18.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series                                                                              17.82%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                  5.14%   2.75%   2.06%   3.01%   4.86%   4.19%  4.35%   4.26%   3.99%   5.19%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series    18.66%   9.23%  14.99%  -6.21%  22.56%  11.52% 10.21%  -4.91%   4.62%   5.63%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                                                                              23.35%  31.13%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                                                         30.64%  17.90% -12.18%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series                                                                                         -6.88%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                                                                                        5.59%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                                                                               -11.88%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                                                                                -13.85%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                                     7.75%  -3.61%  22.37%   9.68% 17.00%  18.07%  10.69%  -0.29%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                                                                            16.08%  -7.35%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series        28.27%   9.79%  10.12%  -2.19%  17.27%   8.18% 19.78%  19.84%  10.38%  -0.22%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                                                                    -11.00%  15.97%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                                                               44.49%  12.84%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                              16.25%  43.55%  53.77% -12.17%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                      -24.20%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2            26.42%   6.97%  24.86%  -4.00%  21.29%  17.64% 14.37%   5.27%  21.58%  -0.75%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --
Class 2                                                                                           -29.95% -21.69$  52.10% -32.59%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2         26.22%   6.02%  32.68%  -3.25%  23.97%  21.17% 10.75%   0.24%  27.75%   6.32%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund -- Class 2                  45.85%  -3.27%  14.56%  22.77% 12.76%   8.17%  22.27%  -3.15%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                                       -2.36%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                              31.15% -2.24%  15.41% 124.68% -28.42%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                                               8.58%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                                                       45.64% 28.41%   7.83%  24.08%  -8.89%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Annual Total Returns are net of investment management fees and mortality and expense risk charges.

These rates of return are not an estimate or guarantee of future performance.

APPENDIX B

GLOSSARY OF SPECIAL TERMS


    The following is a list of terms and their meanings when used in this prospectus.


ACCOUNT: PHLVIC Variable Universal Life Account, a separate account of the company.


ATTAINED AGE: The age of the Insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that Minimum Required Premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy, plus accrued interest.


FUNDS: The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of PHL Variable.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of PHL Variable.

IN FORCE: Conditions under which the coverage under a policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the policy. An increase or decrease in the face amount of the policy will change the minimum required premium amount.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.


NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net asset value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.


PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PHL VARIABLE (COMPANY, OUR, US, WE): PHL Variable Insurance Company, Hartford, Connecticut.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the GIA.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to subaccounts on a pro rata basis are allocated by increasing or decreasing a policy's share in the value of the affected subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.


SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.


UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.


VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.


VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.


VPMO: Variable Products Mail Operations division of PHL Variable that receives and processes incoming mail for Variable and Universal Life Administration.

VULA: Variable and Universal Life Administration division of PHL Variable.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 5.9 of the Connecticut Corporation Law & Practice, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article V of the Bylaws of the Company provides that: "Each person who is or was a director or officer of the Company (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Company as of right to full extent permitted or authorized by the laws of the State of Connecticut against any liability, cost or expense asserted against him and incurred by him by reason of his capacity as a director or officer, or arising out of his status as a director or officer."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)
                   UNDER THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, PHL Variable Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by PHL Variable Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Form S-6 Registration Statement comprises the following papers and documents:

    The facing sheet.


    The prospectus describing Policy Form V605 ("Flex Edge Success").


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation pursuant to Section 26(e)(2)(A) under the Investment Company Act of 1940.

    The signature page.

    The powers of attorney.


    Written consents of the following:

         (a)   Susan E. Schechter, Esq.

         (b)  PricewaterhouseCoopers LLP


         (c)  Paul M. Fischer, FSA, CLU, ChFC

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


    A. (1) Resolution of the Board of Directors of Depositor establishing the Account filed via Edgar with Initial Registration Statement on Form S-6 on October 16, 1998 and incorporated herein by reference.


         (2)  Not Applicable.

         (3)  Distribution of Policies:

              (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation, dated December 31, 1996, filed via Edgar with Post-Effective Amendment No. 3 on Form N-4 (File No. 33-37376) on April 30, 1997 and incorporated herein by reference.

              (b) Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies, filed via Edgar with Pre-effective Amendment No. 2 for the Phoenix Life and Annuity Variable Universal Life Account, Form S-6 (File No. 33-12989) on November 4, 1997 and incorporated herein by reference.

              (c)  Not Applicable.

         (4)  Not Applicable.

         (5)  Specimen Policy.

              Flexible Premium Variable Universal Life Insurance Policy Form Number V605 of Depositor, filed via Edgar with Initial Registration Statement on Form S-6 on October 16, 1998 and incorporated herein by reference.

         (6) (a) Charter of PHL Variable Insurance Company, filed via Edgar with the PHL Variable Accumulation Account, Form N-4 Registration Statement (File No. 33-87376) on December 14, 1994 and incorporated herein by reference.

              (b) By-Laws of PHL Variable Insurance Company filed via Edgar with the PHL Variable Accumulation Account, Form N-4 Registration Statement (File No. 33-87376) on December 14, 1994, and incorporated herein by reference.

         (7)  Not Applicable.

         (8) (a) Participation Agreement(s) between PHL Variable Insurance Company and Wanger Advisors Trust, filed via Edgar with Initial Registration Statement on Form S-6 on October 16, 1998 and incorporated herein by reference.

              (b) Participation Agreement between PHL Variable Insurance Company and Franklin Templeton Distributors, Inc., filed via Edgar with Initial Registration Statement on Form S-6 on October 16, 1998 and incorporated herein by reference.

         (9)  Not Applicable.

         (10) Form of application for Flex Edge Success, filed via Edgar with Initial Registration Statement on Form S-6 on October 16, 1998 and incorporated herein by reference.

         (11) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies, filed via Edgar with Initial Registration Statement on Form S-6 on October 16, 1998 and incorporated herein by reference.


2. Opinion of Susan E. Schechter, Esq., Counsel of Depositor, as to the legality of the securities being registered, see Exhibit 7.


3. Not Applicable. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

4.  Not Applicable.

5.  Not Applicable.


6.  Consent of PricewaterhouseCoopers LLP.

7.  Opinion and Consent of Susan E. Schechter, Esq.

8.  Consent of Paul M. Fischer, FSA, CLU, ChFC.

9. Illustrations of Death Benefits, Policy Values ("Account Values") and Cash Surrender Values.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, PHLVIC Variable Universal Life Account has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 1st day of May, 2001.


                               PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT

                                             (Registrant)

                           By:      PHL VARIABLE INSURANCE COMPANY
                                    ------------------------------
                                             (Depositor)

                           By:            /s/ Simon Y. Tan
                               ------------------------------------------
                                      *Simon Y. Tan, President

ATTEST:          /s/ Emily J. Poriss
        --------------------------------------
         Emily J. Poriss, Assistant Secretary


    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of May, 2001.


                SIGNATURE             TITLE
                ---------             -----

                                      Director
----------------------------------
         *Carl T. Chadburn

                                      Director and Chairman of the Board
----------------------------------
       *Robert W. Fiondella

                                      Director, Senior Vice President
----------------------------------
        *Joseph E. Kelleher

                                      Director, Executive Vice President
----------------------------------
       *Philip R. McLoughlin

                                      Director, Executive Vice President, Chief
----------------------------------    Financial Officer
        *David W. Searfoss

                                      Director and President
----------------------------------
           *Simon Y. Tan


         /s/ Dona D. Young            Director, Executive Vice President
----------------------------------
              Dona D. Young


By:         /s/ Dona D. Young
   --------------------------------------
* Dona D. Young as Attorney-in-Fact pursuant to Powers of Attorney, copies of which were previously filed.


                                     S-1(c)